EXECUTION VERSION

INCREASE JOINDER AND WAIVER

TO

AMENDED AND RESTATED CREDIT AGREEMENT

This INCREASE JOINDER AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Increase Joinder") is entered into as of December 14, 2018, by and among NELNET, INC. (the "Borrower"), MUTUAL OF OMAHA BANK, as Additional Lender (the "Additional Lender"), WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Increasing Lender"), U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Agent") and the Lenders listed on the signature pages hereto. Capitalized terms used herein but not defined herein shall have the meaning given such terms in the Credit Agreement (as defined below).

WITNESSETH

WHEREAS, the Borrower, the Lenders party thereto and the Agent are party to that certain Amended and Restated Credit Agreement, dated as of October 30, 2015 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the "Credit Agreement");

WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate amount of the Commitments under the Credit Agreement by requesting that an existing Lender and an Additional Lender provide Increased Commitments;

WHEREAS, the Borrower desires to effectuate such an increase through an existing Lender and an Additional Lender pursuant to the terms and conditions of Section 2.17 of the Credit Agreement; and

WHEREAS, Wells Fargo Bank, National Association desires to extend an incremental Commitment under the Credit Agreement in the amount of $7,500,000 and Mutual of Omaha Bank desires to become an Additional Lender willing to extend an incremental Commitment under the Credit Agreement in the amount of $25,000,000 (each an "Increased Commitment" and collectively, the "Increased Commitments"), as contemplated pursuant to Section 2.17 of the Credit Agreement; and

WHEREAS, this Increase Joinder is the agreement contemplated pursuant to Section 2.17(c) of the Credit Agreement whereby Mutual of Omaha Bank will be joined as an Additional Lender to the Credit Agreement and Wells Fargo Bank, National Association will increase its Commitments thereunder and the Commitments thereunder increased accordingly on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to enter into this Increase Joinder.

SECTION 1. Additional Lender Joinder and Increased Commitments. Subject to the satisfaction of the conditions precedent set forth in Section 3 below:

(a) Pursuant to and in accordance with the terms and conditions of Section 2.17 of the Credit Agreement (except as otherwise waived pursuant to Section 2 hereof), (x) the undersigned Additional Lender agrees to be bound, from and after the Increase Joinder Effective Date (as defined below), by the provisions of the Credit Agreement as a Lender thereunder, and agrees that it shall, on the Increase Joinder Effective Date, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto as a Lender, with a Commitment of $25,000,000 and (y) the undersigned Increasing Lender agrees to increase its Commitment by $7,500,000. After giving effect to this Section 1(a), the aggregate Commitments shall be $382,500,000.

(b) The undersigned Additional Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Increase Joinder and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to provide its Increased Commitment and become a Lender; and (C) from and after the Increase Joinder Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Increased Commitment (as defined herein), shall have the obligations of a Lender thereunder; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Increase Joinder independently and without reliance on the Agent or any other Lender; (iii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Lenders by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(c) The undersigned Additional Lender's address for notices for purposes of the Credit Agreement is as follows:

Mutual of Omaha Bank
1317 Q Street, Ste 150
Lincoln, NE 68508
Attention: Roger Ludemann, Vice President
Facsimile: (402) 434-5818
Email: Roger.Ludemann@mutualofomahabank.com

(d) The Commitment Schedule to the Credit Agreement (after giving effect to Section 1(a) hereto) is hereby replaced in its entirety to be in the form of the Commitment Schedule attached as Annex I hereto.

SECTION 2. Limited Waiver. Notwithstanding the requirements set forth in Section 2.17 of the Credit Agreement, the parties hereto hereby agree, solely for purposes of the Increased Commitments contemplated pursuant to this Agreement, to waive (i)(x) written notice from the Borrower of its proposal to increase the aggregate amount of Commitments under the Credit Agreement, (y) the fifteen (15)-day requirement after receipt of the notice contemplated in clause (x) for delivery of written notice from the Increasing Lender that it is willing to increase its Commitment under the Credit Agreement, and (z) the ten (10)-day requirement after receipt of the notice contemplated in clause (y) for designation by the Borrower of the Additional Lender, and (ii) the requirements in Section 2.17(d) of the Credit Agreement in their entirety. The parties hereto agree that the foregoing does not establish a custom or course of dealing among the Administrative Agent, the Lenders, the Borrower, any other Loan Party or any other Person and shall not be deemed to be a consent to any amendment, waiver, modification or alteration of any other term, condition or covenant of the Credit Agreement or any other Loan Document, or waiver, release or limitation upon the exercise by Administrative Agent or any Lender of any of its rights thereunder.

SECTION 3. Conditions of Effectiveness. This Increase Joinder shall become effective as of the date hereof (the "Increase Joinder Effective Date") when, and only when, the Agent and Additional Lender shall have received:

(a) an executed counterpart of this Increase Joinder from the Borrower, each Required Lender, the Additional Lender and the Agent;

(b) payment by the Borrower of all fees and other amounts due and payable on or prior to the Increase Joinder Effective Date; a fully executed copy of the Consent and Reaffirmation, dated as of the date hereof, by each Guarantor in the form of Exhibit A attached hereto;

(c) a Certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor certifying (i) that there have been no changes in the charter document of the Borrower or such Guarantor, as applicable, as attached thereto and as certified as of a recent date by the Secretary of State of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, (ii) the By-laws or other organizational document, as attached thereto, of the Borrower or such Guarantor, as applicable, as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of the Borrower or such Guarantor, as applicable, authorizing the execution, delivery and performance of this Increase Joinder or the Consent and Reaffirmation, as applicable, (iv) the Good Standing Certificate (or analogous documentation if applicable) for the Borrower or such Guarantor, as applicable, from the Secretary of State of the jurisdiction of its organization and (v) the names and true signatures of the incumbent officers of the Borrower or such Guarantor, as applicable, authorized to sign the Increase Joinder or the Consent and Reaffirmation, as applicable; and

(d) a Certificate of the chief financial officer of the Borrower certifying the following: on the Increase Joinder Effective Date (1) no Default or Event of Default has occurred and is continuing and (2) the representations and warranties contained in Article III of the Credit Agreement are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a) This Increase Joinder and the Credit Agreement, as amended by this Increase Joinder, constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and

(b) As of the date hereof, and giving effect to the terms of this Increase Joinder, there exists no Default or Event of Default and the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

SECTION 5. Reference to and the Effect on the Credit Agreement.

(a) On and after the Increase Joinder Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference to the Credit Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Credit Agreement as modified hereby.

(b) Each of the parties hereto hereby agrees that, except as specifically modified above, the Credit Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and general equitable principles.

(c) Except as specifically waived pursuant to Section 2 hereof, the execution, delivery and effectiveness of this Increase Joinder shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments or agreements executed and/or delivered in connection therewith.

(d) This Increase Joinder shall constitute a Loan Document under the terms of the Credit Agreement.

SECTION 6. Headings. Section headings in this Increase Joinder are included herein for convenience only and shall not constitute a part of this Increase Joinder for any other purpose.

SECTION 7. Execution in Counterparts. This Increase Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart to this Increase Joinder by facsimile, electronic mail, portable document format (PDF) or similar means shall be effective as delivery of an original executed counterpart of this Increase Joinder.

SECTION 8. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent (including, without limitation, the reasonable fees, charges and disbursements of counsel to the Agent) incurred in connection with the preparation, negotiation and execution of this Increase Joinder and any other document required to be furnished herewith.

SECTION 9. Severability. Any provision of this Increase Joinder held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 10. Successors. The provisions of this Increase Joinder shall be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns.

SECTION 11. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated, *mutatis mutandis*.

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IN WITNESS WHEREOF, the parties hereto have caused this Increase Joinder to be duly executed by their respective authorized signatories as of the date and year first above written.

NELNET, INC.

By: [signature]

Name: James D Kruger

Title: CFO

U.S. BANK NATIONAL ASSOCIATION,
as Agent and a Lender

By: [signature]

Name: Daniel S. Black
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Increasing Lender and a Lender

By: ________________________
Name: Bill Weber
Title: Vice President

MUTUAL OF OMAHA BANK,
as Additional Lender

By: [signature]
Name: Roger Ludemann
Title: Vice President

CITIBANK, N.A.,
as a Lender

By: *[signature]*
Name: Marina Donskaya
Title: Vice President

ROYAL BANK OF CANADA,
as a Lender

By: ______________________
Name: Glenn Van Allen
Title: Authorized Signatory

BANK OF MONTREAL,
as a Lender

By: ____________________
Name: Karen Louie
Title: Director

Signature Page to
Additional Lender Joinder to
Nelnet, Inc.
Amended and Restated Credit Agreement

Exhibit A

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of that certain Increase Joinder and Waiver to Amended and Restated Credit Agreement, dated as of December 14, 2018 (the "Increase Joinder") by and among Nelnet, Inc. (the "Borrower"), Mutual of Omaha Bank (the "Additional Lender"), Wells Fargo Bank, National Association (the "Increasing Lender"), U.S. Bank National Association, in its capacity as the Administrative Agent for the Lenders (the "Agent") and the Lenders listed on the signature pages thereto, which amends that certain Amended and Restated Credit Agreement, dated as of October 30, 2015 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the "Credit Agreement") by and among the Borrower, the Lenders party thereto and the Agent. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Increase Joinder and reaffirms the terms and conditions of the Guaranty executed by it and acknowledges and agrees that such agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Increase Joinder and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: December 14, 2018

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CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of that certain Increase Joinder and Waiver to Amended and Restated Credit Agreement, dated as of December 14, 2018 (the "Increase Joinder") by and among Nelnet, Inc. (the "Borrower"), Mutual of Omaha Bank (the "Additional Lender"), Wells Fargo Bank, National Association (the "Increasing Lender"), U.S. Bank National Association, in its capacity as the Administrative Agent for the Lenders (the "Agent") and the Lenders listed on the signature pages thereto, which amends that certain Amended and Restated Credit Agreement, dated as of October 30, 2015 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the "Credit Agreement") by and among the Borrower, the Lenders party thereto and the Agent. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Increase Joinder and reaffirms the terms and conditions of the Guaranty executed by it and acknowledges and agrees that such agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Increase Joinder and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: December 14, 2018

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GUARANTORS:

NATIONAL EDUCATION LOAN NETWORK, INC.

By: ______________________
Name:
Title:

NELNET BUSINESS SOLUTIONS, INC.

By: ______________________
Name:
Title:

NELNET DIVERSIFIED SOLUTIONS, LLC

By: ______________________
Name:
Title:

ALLO COMMUNICATIONS LLC

By: ______________________
Name:
Title:

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

By: ______________________
Name:
Title: